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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
NeoRx Corporation:

        We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                       /s/  KPMG LLP
                                       -----------------------------------
                                       KPMG LLP

Seattle, Washington

November 3, 2000




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